YieldMax® Bitcoin Option Income Strategy ETF Trading Symbol: YBIT Listed on NYSE Arca, Inc. Summary Prospectus February 27, 2026 www.yieldmaxetfs.com

Before you invest, you may want to review the YieldMax® Bitcoin Option Income Strategy ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 27, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek exposure to the share price of select exchange-traded products, subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes interest and tax expense)	0.03%
Total Annual Fund Operating Expenses	1.02%

(1)	The Fund’s investment adviser, Tidal Investments, LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 29%  of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing indirect exposure to the share price (i.e., the price returns) of one or more select U.S.-listed exchange-traded products (“ETP”) that seek exposure to Bitcoin, which is a “cryptocurrency,” (or an index of such ETPs) (each an “Underlying ETP” and collectively, (including when exposure is through an index of such ETPs), the “Underlying ETPs”), subject to participation in a portion of potential investment gains as a result of the nature of the options strategy it employs. Although Bitcoin may be referred to as a “cryptocurrency” it is not yet widely accepted as a means of payment. The Fund uses a synthetic covered call strategy that is designed to seek to generate options premiums and indirect exposure to the share price returns of one or more Underlying ETPs. In addition, the strategy is designed to produce a higher level of options premiums when the Underlying ETP experiences or Underlying ETPs experience, as applicable, more volatility.

An Underlying ETP may include both:

●	an ETP that invests directly in Bitcoin as its primary underlying asset, and
●	an ETP that invests indirectly in Bitcoin via derivatives contracts based on Bitcoin’s prices.

The Fund does not invest directly in Bitcoin or any other digital assets. The Fund does not invest directly in derivatives that track the performance of Bitcoin or any other digital assets. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of Bitcoin. Investors seeking direct exposure to the price of Bitcoin should consider an investment other than the Fund.

The Fund’s options contracts provide:

●	indirect exposure to the share price returns of each Underlying ETP,
●	options premiums, and
●	participation in a portion of gains, if any, of the share price returns of each Underlying ETP.

For more information, see sections “The Fund’s Use of the Underlying ETP Option Contracts” and “Synthetic Covered Call Strategy” below. The Fund’s investment adviser is Tidal Investments LLC (the “Adviser”).

Why invest in the Fund?

●	The Fund seeks to participate in a portion of the gains experienced by each Underlying ETP.
●	The Fund seeks to generate weekly cash distributions, which are not dependent on the price appreciation of an Underlying ETP.
●	The Fund seeks to generate weekly cash distributions from option premiums that could potentially be elevated due to the anticipated volatility associated with each Underlying ETP’s Bitcoin investments.

That is, although the Fund may not fully participate in gains in an Underlying ETP’s share price, the Fund’s portfolio is designed to generate options premiums.

An Investment in the Fund is not an investment in any Underlying ETP

●	The Fund’s strategy will capture only a portion of potential gains tied to a particular ETP if that Underlying ETP’s shares increase in value.
●	The Fund’s strategy is subject to all potential losses (in proportion to its allocation to an Underlying ETP), if the Underlying ETP’s shares decrease in value, which may not be offset by the options premiums received by the Fund.
●	The Fund does not invest directly in any Underlying ETP.
●	Fund shareholders are not entitled to any Underlying ETP’s distributions.

While the Fund seeks to provide current income pursuant to its investment objective, a portion (sometimes significant) of the Fund’s distributions may be classified as return of capital (“ROC”) for financial or tax reporting purposes. Generally speaking, ROC refers to the portion of a distribution from an investment that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect the Fund’s income or yield. See the prospectus section titled “Additional Information About the Fund” for more information about option premiums and ROC.

The Fund’s Use of the Underlying ETP Option Contracts

As part of the Fund’s synthetic covered call strategies, the Fund will purchase and sell a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts that correspond to an Underlying ETP and whose values are based on the share price of such Underlying ETP.

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset (like shares of an Underlying ETP) at a specified price (the “strike price”).
●	If exercised, an option contract obligates the seller to deliver shares (for a sold or “short” call) or buy shares (for a sold or “short” put) of the underlying asset at a specified price (the “strike price”).
●	Options contracts must be exercised or traded to close within a specified time frame, or they expire. See the chart in section “Fund Portfolio” below for a description of the option contracts utilized by the Fund.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the Fund – Exchange Traded Options Portfolio.”

The values of the Fund’s options contracts are based on the share price of the corresponding Underlying ETP, which gives the Fund the right or obligation to receive or deliver shares of such Underlying ETP on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract.

Synthetic Covered Call Strategy

In seeking to achieve its investment objective, the Fund will implement a “synthetic covered call” strategy using the standardized exchange-traded and FLEX options described above.

●	A traditional covered call strategy is an investment strategy where an investor (the Fund) sells a call option on an underlying security it owns.
●	A synthetic covered call strategy is similar to a traditional covered call strategy in that the investor sells a call option that is based on the value of the underlying security. However, in a synthetic covered call strategy, the investor (the Fund) does not own the underlying security, but rather seeks to synthetically replicate 100% of the price movements of the underlying security through the use of various investment instruments.

The Fund’s synthetic covered call strategy consists of the following three elements, each of which is described in greater detail farther below:

●	Synthetic long exposure to each Underlying ETP, which allows the Fund to seek to participate in the changes, up or down, in the price of the Underlying ETP’s shares.
●	Covered call writing (where each Underlying ETP’s call options are sold against the synthetic long portion of the strategy), which allows the Fund to generate options premiums.
●	U.S. Treasuries, which are used for collateral for the options, and which generate income.

1.	Synthetic Long Exposure

To achieve a synthetic long exposure to each Underlying ETP, the Fund will buy call options on each Underlying ETP and, simultaneously, sell put options on each Underlying ETP to try to replicate the price movements of the Underlying ETP. The call options purchased by the Fund and the put options sold by the Fund will generally have one-month to one-year terms and strike prices that are approximately equal to the then-current share price of their corresponding Underlying ETP at the time the contracts are purchased and sold, respectively. The combination of the long call options and sold put options provides the Fund with investment exposure equal to approximately 100% of their corresponding Underlying ETP for the duration of the applicable options exposure.

In addition to employing its synthetic options strategies described above, the Fund may achieve similar indirect exposure to each Underlying ETP by purchasing deep in-the-money (ITM) call options. Deep ITM call options have strike prices significantly below the current share price of the corresponding Underlying ETP, allowing the Fund to replicate the price movements of the Underlying ETP with minimal intrinsic value risk. The deep ITM call option approach may serve as an alternative to the synthetic long strategy or may be used in conjunction with it, depending on market conditions and the Adviser’s discretion.

2.	Covered Call Strategies

Covered Call Strategy

As part of its strategy, the Fund will write (sell) call option contracts on each Underlying ETP to generate options premiums. Since the Fund does not directly own the Underlying ETP, these written call options will be sold short (i.e., selling a position it does not currently own). The Fund will seek to capture a portion of each Underlying ETP’s share price appreciation (generally no more than 15%) in a given month. The call options written (sold) by the Fund will generally have an expiration of one month or less (the “Call Period”) and a strike price that is approximately 5%-15% above the then-current share price of their corresponding Underlying ETP at the time of such sales.

It is important to note that the sale of the call option contracts on a particular Underlying ETP will limit the Fund’s participation in the appreciation in that Underlying ETP’s share price. If the share price of that Underlying ETP increases, the above-referenced synthetic long exposure alone would allow the Fund to experience similar percentage gains. However, if the Underlying ETP’s share price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to an Underlying ETP and the sold (short) Underlying ETP call positions) will limit the Fund’s participation in gains in such Underlying ETP’s share price beyond a certain point.

Covered Call Spread Strategy

The Adviser will employ the Covered Call Spread Strategy when it believes it is a better strategy for the Fund as compared to the Covered Call Strategy. The Fund may write (sell) credit call spreads (described below) rather than stand-alone call option contracts to seek greater participation in the potential appreciation an Underlying ETP’s share price, while still generating net options premiums. The Adviser will primarily employ this covered call spread strategy when it believes that the share price of an Underlying ETP is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news). Additionally, the Adviser may use this strategy in other scenarios (e.g., if the market is undervaluing further out-of-the-money options relative to near-the-money options), where it believes the use of credit call spreads may prove more advantageous to the Fund’s total return than the covered call strategy.

A credit call spread involves selling a call option while simultaneously buying a call option with a higher strike price, both with the same expiration date. By writing credit call spreads, the Fund can potentially offset losses incurred from its short call positions if an Underlying ETP’s share price rises above the strike price.

3.	U.S. Treasuries

The Fund will hold short-term U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered call strategy. The Fund may also invest in pooled vehicles (e.g., mutual funds and ETFs) that invest in U.S Treasuries.

The Fund intends to continuously maintain indirect exposure to each Underlying ETP through the use of options contracts. As the options contracts it holds are exercised or expire it may enter into new options contracts, a practice referred to as “rolling.” The Fund’s practice of rolling options may result in high portfolio turnover.

Fund’s Weekly Distributions

The Fund will seek to provide weekly cash distributions. The Fund will seek to generate such distributions in the following ways:

●	Writing (selling) call option contracts on each Underlying ETP as described above to generate options premiums. A premium, in this context, refers to the price the option buyer pays to the option seller (the Fund) for the rights granted by the option. The amount of these premiums is largely affected by the fluctuations in share prices of the Underlying ETP. However, other elements like interest rates can also influence the level of premiums.

●	Investing in short-term U.S. Treasury securities. The income generated by such securities will be influenced by interest rates at the time of investment.

●	In addition, the Fund’s use of the Synthetic Covered Call Spread Strategy may occasionally allow it to capture a substantial portion of any significant increase in the price of an Underlying ETP. When this happens, the Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

Information About Bitcoin

As noted above, the Fund does not invest directly in Bitcoin or any other digital assets. The Fund does not invest directly in derivatives that track the performance of Bitcoin or any other digital assets. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of Bitcoin. Investors seeking direct exposure to the price of Bitcoin should consider an investment other than the Fund. However, the Underlying ETPs may invest directly or indirectly (e.g., via futures) in Bitcoin. The following provides an overview of Bitcoin, the Bitcoin Blockchain, the relationship between the two, as well as their use cases.

Bitcoin Description:

Bitcoin, the first and most well-known digital asset, operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity, making Bitcoin a unique investment commodity within the digital currency landscape. Although Bitcoin is called a crypto currency or digital currency, it is not presently accepted widely as payment.

Bitcoin Blockchain Description:

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, becomes irreversible and tamper-evident. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

The Relationship between Bitcoin and Bitcoin Blockchain:

Bitcoin is a digital asset that operates on the Bitcoin blockchain, a decentralized and cryptographic ledger system. The Bitcoin blockchain underpins the entire Bitcoin network, providing a secure and transparent mechanism for recording Bitcoin transactions. Each Bitcoin transaction is verified by network participants and permanently recorded on the Bitcoin blockchain, ensuring the integrity and traceability of the digital asset. Thus, while Bitcoin serves as a medium of exchange or store of value, the Bitcoin blockchain acts as the immutable record-keeping system that facilitates and authenticates the circulation and ownership of Bitcoin. This symbiotic relationship ensures that Bitcoin operates in a trustless and decentralized manner, with the Bitcoin blockchain maintaining the currency’s history and scarcity.

Bitcoin and Bitcoin Blockchain Use Cases:

Bitcoin and the Bitcoin blockchain serve as innovative financial instruments within the digital economy, offering multiple use cases. However, their adoption has been limited. Key applications include:

1.	Decentralized Transactions: Bitcoin facilitates peer-to-peer financial transactions globally without the need for intermediaries, reducing transaction costs and times. This feature makes it an attractive option for cross-border transfers and remittances. Bitcoin and the Bitcoin Blockchain were designed to be used as an alternative general purpose payment system and while bitcoin may be an attractive option for cross border transfers and remittances, it is presently not widely used as a means of payment.
2.	Store of Value: Due to its limited supply and decentralized nature, Bitcoin is perceived as a digital alternative to traditional stores of value like gold, potentially serving as a hedge against inflation and currency devaluation.
3.	Smart Contracts: While primarily associated with other blockchain platforms, the Bitcoin blockchain can execute smart contracts—self-executing contractual agreements with the terms directly written into code—thereby enabling automated and conditional transactions.
4.	Asset Tokenization: The Bitcoin blockchain provides a platform for tokenizing assets, converting rights to an asset into a digital token on the blockchain. This can include real estate, stocks, or other forms of assets, enhancing liquidity and market efficiency. At this time this functionality is limited. Unlike the scripting language of blockchain platforms like Ethereum, the scripting language of the Bitcoin Blockchain is not Turing complete, and thus more limited in terms of the types of smart contracts it can support.
5.	Digital Identity Verification: Leveraging the security and immutability of the Bitcoin blockchain, companies can develop digital identity verification systems, enhancing privacy and reducing identity theft. At this time, this functionality is limited.

Fund Portfolio

The Fund’s principal holdings are described below:

YieldMax® Bitcoin Option Income Strategy ETF – Principal Holdings
Portfolio Holdings	Investment Terms	Expected Target Maturity
Long Exposure (synthetic long strategy) - Purchase Calls & Sell Puts Approach
Purchased call option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of an Underlying ETP at the time of purchase) to provide exposure to positive price returns of the Underlying ETP.

If the share price of an Underlying ETP increases, these options will generate corresponding increases to the Fund.

1-month to 6-month expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of their corresponding Underlying ETP at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by the corresponding Underlying ETP.

1-month to 6-month expiration dates
Purchased deep ITM call option contracts	The strike price is set significantly below the then-current share price of the Underlying ETP at the time of purchase.	1-month or less expiration dates
Sold (short) call option contracts (Covered Call Strategy)

The strike price is approximately 0%-15% more than the then-current share price of a particular Underlying ETP at the time of sale.

They generate options premiums. However, they also limit some potential positive returns that the Fund may have otherwise experienced from gains in the share price of a particular Underlying ETP.

1-month or less expiration dates
Sold (short) call option contracts (Credit Spread Strategy)

The strike price is approximately 0%-15% more than the then-current share price of an Underlying ETP at the time of sale.

Sold call option contracts provide inverse exposure to the full extent of any increases in the value experienced by an Underlying ETP, minus the premium received.

1-month or less expiration dates
Purchased call option contracts (Credit Spread Strategy)

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts provide exposure to the full extent of any increases in the value experienced by an Underlying ETP above the option’s strike price.

1-month or less expiration dates
U.S. Treasury Securities and Cash

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income.

6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets. In terms of notional value, the combination of these investment instruments provides indirect investment exposure to the Underlying ETP or Underlying ETPs, as applicable, equal to at least 95% of the Fund’s total assets.

The Fund is classified as “non-diversified” under the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in options contracts that utilize an Underlying ETP as the reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Underlying ETP Risks. The Fund’s investment strategy, involving indirect exposure to Underlying ETPs that seek exposure to Bitcoin, is subject to the risks associated with Bitcoin and other digital assets. These risks include market volatility, regulatory changes, technological uncertainties, and potential financial losses. As with all investments, there is no assurance of profit, and investors should be cognizant of these specific risks associated with digital asset markets.

●	Underlying Bitcoin ETP Risks: Underlying ETPs that focus on Bitcoin, either through direct holdings or indirectly via derivatives like futures contracts, carry significant risks. These risks include high market volatility, which can be influenced by technological advancements, regulatory changes, and broader economic factors. When trading derivatives, liquidity risks and counterparty risks are substantial. Managing futures contracts can be complex and may affect the performance of an Underlying ETP. Additionally, each Underlying ETP, and consequently the Fund, is dependent on blockchain technology, which brings technological and cybersecurity risks, along with custodial challenges for securely storing digital assets. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Moreover, operational intricacies in managing digital assets and potential market volatility can lead to losses for each Underlying ETP.

●	Bitcoin Investment Risk: The Fund’s indirect investment in Bitcoin exposes it to the unique risks of this emerging innovation. Bitcoin’s price is highly volatile, and its market is influenced by the changing Bitcoin network, fluctuating acceptance levels, and unpredictable usage trends. Not being a legal tender and operating outside central authority systems like banks, Bitcoin faces potential government restrictions. For instance, some countries may limit or ban Bitcoin transactions, negatively impacting its market value.

The risks associated with Bitcoin include the possibility of fraud, theft, market manipulation, and security breaches in trading platforms. A small group of large Bitcoin holders, known as “whales,” can significantly influence Bitcoin’s price. The largely unregulated nature of Bitcoin and its trading venues heightens risks of fraudulent activities and market manipulation, which could affect Bitcoin’s price. For example, if a group of miners gains control over a majority of the Bitcoin network, they could manipulate transactions to their advantage. Historical instances have seen Bitcoin trading venues shut down due to fraud or security breaches, often leaving investors without recourse and facing significant losses.

Updates to Bitcoin’s software, proposed by developers, can lead to the creation of new digital assets, or “forks,” if not broadly adopted. This can impact Bitcoin’s demand and the Fund’s performance. The extreme volatility of Bitcoin’s market price can result in shareholder losses. Furthermore, the operation of Bitcoin exchanges may be disrupted or cease altogether due to various issues, further affecting Bitcoin’s price and the Fund’s investments.

The value of Bitcoin has historically been subject to significant speculation, making trading and investing in Bitcoin reliant on market sentiment rather than traditional fundamental analysis.

Bitcoin’s price can be influenced by events unrelated to its security or utility, including instability in other speculative areas of the crypto/blockchain space, potentially leading to substantial declines in its value.

Risks associated with crypto asset trading platforms include fragmentation, regulatory non-compliance, and the possibility of enforcement actions by regulatory authorities, which could impact the valuation of Bitcoin-linked derivatives held by the Underlying ETPs.

The security of the Bitcoin blockchain may be compromised if a single miner or group controls more than 50% of the network’s hashing power, where hashing power refers to the computational capacity used to validate and secure transactions on the blockchain.

Proposed changes to the Bitcoin protocol may not be universally adopted, leading to the creation of competing blockchains (forks) with different assets and participants, exemplified by past forks like Bitcoin Cash and Bitcoin SV.

The Bitcoin blockchain protocol may contain vulnerabilities that attackers could exploit to disrupt its operation, potentially compromising the security and reliability of the network.

Emerging alternative public blockchains, particularly those emphasizing privacy through technologies like zero-knowledge cryptography, pose risks and challenges to the dominance of the Bitcoin blockchain as a payment system.

Common impediments to adopting the Bitcoin blockchain as a payment network include slow transaction processing, variability in transaction fees, and the volatility of Bitcoin’s price, which may deter widespread adoption by businesses and consumers.

The development and use of “Layer II solutions” are critical for the scalability and functionality of the Bitcoin blockchain, but they also introduce risks such as off-chain transaction execution, which could affect transparency and security. Layer II solutions are off-chain protocols that improve scalability and reduce transaction costs by processing transactions outside the main blockchain network.

Adoption and use of other blockchains supporting advanced applications like smart contracts present challenges to the dominance of the Bitcoin blockchain, potentially impacting its long-term relevance and utility in the evolving landscape of blockchain technology.

●	Digital Assets Risk: Digital assets like Bitcoin, designed as mediums of exchange, are still an emerging asset class. They operate independently of any central authority or government backing and are subject to regulatory changes and extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility.

●	Digital Asset Markets Risk: The digital asset market, particularly Bitcoin, has experienced considerable volatility, leading to market disruptions and erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing market turbulence could significantly impact the value of the Fund’s share.

●	Blockchain Technology Risk: Blockchain technology, which underpins Bitcoin and other digital assets, is relatively new, and many of its applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

●	Potentially No 1940 Act Protections. It is expected that one or more Underlying ETPs will not be registered as an investment company subject to the 1940 Act. Accordingly, investors in such an Underlying ETP would not have the protections expressly provided by that statute, including: provisions preventing Underlying ETP insiders from managing an Underlying ETP to their benefit and to the detriment of shareholders; provisions preventing an Underlying ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing Underlying ETP earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in an Underlying ETP’s character without the consent of shareholders. Although the Fund invests in one or more Underlying ETPs only indirectly, the Fund’s investments are expected to be subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets including stocks, bonds, commodities, currencies, interest rates, indexes or exchange-traded products (“ETPs”), including ETFs, exchange-traded notes (“ETNs”) and exchange traded commodities (“ETCs”) that hold or offer exposure to one or more of the foregoing assets. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of an Underlying ETP and its related derivatives, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the share price of the related Underlying ETP. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of an options contract and its underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to one or more Underlying ETPs through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in the share price of an Underlying ETP over the Call Period. This means that if the Underlying ETP’s share price experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying ETP over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in the share price of an Underlying ETP over each Call Period, but has full exposure to any decreases in the share price of such Underlying ETP over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the values of the Fund’s options contracts, which are based principally on the share price of their corresponding Underlying ETP. The degree of participation in each Underlying ETP’s share price gains that the Fund will experience will depend on the Fund’s allocation to the Underlying ETP, as well as prevailing market conditions, especially market volatility, at the time the Fund sells the call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the related Underlying ETP, changes in interest rates, changes in the actual or perceived volatility of the related Underlying ETP and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the share price of the Underlying ETP changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the share price returns of the Underlying ETP or Underlying ETPs, as the case may be. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options premiums on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the share price of each Underlying ETP will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than the cumulative net change experienced by the share price of each Underlying ETP.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment. In addition, while each Underlying ETP may pay dividends, the Fund’s returns will not include any dividends paid by an Underlying ETP, and any income generated by the Fund may be less than the income generated by a direct investment in one or more Underlying ETPs.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Call Strategy Risks. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent that the Fund participates in the positive price returns of an Underlying ETP and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options on an Underlying ETP having a one-month term, the Fund’s participation in the positive price returns of the Underlying ETP will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the Underlying ETP, or the Fund may even lose money, even if the Underlying ETP share price has appreciated by at least that much over such period, if during any month over that period the Underlying ETP had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of an Underlying ETP and its returns will depend not only on the share prices of an Underlying ETP but also on the path that the Underlying ETP’s share price take over time. Additionally, when implementing the Covered Call Spread Strategy, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of an Underlying ETP rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the Fund’s performance under this strategy.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares.. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an Underlying ETP being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with an Underlying ETP. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Focused Portfolio Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide indirect exposure to Bitcoin.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. In particular, in combination with the Fund’s use of a “synthetic” strategy (i.e., purchasing exposure to the Underlying ETP through a combination of put and call options), the Fund maintains a portfolio of treasury securities, which are expected to enable the Fund to meet the diversification requirements. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s  performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.yieldmaxetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 26.62% for the quarter ended June 30, 2025 and the lowest quarterly return was -20.04% for the quarter ended December 31, 2025.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception April 22, 2024
Return Before Taxes	-1.63%	0.83%
Return After Taxes on Distributions	-4.33%	-4.46%
Return After Taxes on Distributions and Sale of Fund Shares	1.04%	0.04%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	21.83%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since of February 2026.

Matt Brandt, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since of February 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.